Exhibit 10.23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

NON-EXCLUSIVE PATENT LICENSE AGREEMENT

THIS NON-EXCLUSIVE PATENT LICENSE AGREEMENT (this “Agreement”) is made and entered into as of June 20, 2008 (“Effective Date”) by and among Three Rivers Pharmaceuticals LLC, a Pennsylvania limited liability company, (the “Licensor”), Zydus Pharmaceuticals USA, Inc., a New Jersey corporation, and Cadila Healthcare Limited d/b/a Zydus-Cadila, an Indian corporation (collectively, the “Licensee”), Licensor and Licensee are sometimes referred to as the “Parties” and individually as a “Party”.

WHEREAS, Licensor filed a litigation against Licensee known as Three Rivers Pharmaceuticals, LLC v. Zydus Pharmaceuticals USA, Inc, and Cadila Healthcare Limited D/B/A Zydus-Cadila in the United States District Court for the Eastern District of Virginia, case no. 2:07 CV I78 (RAJ) and Licensee filed counterclaims in such litigation (collectively, the “Litigation”);

WHEREAS, in connection with the settlement of the Litigation, the parties have agreed to enter into a licensing agreement pursuant to which Licensee will license from Licensor U.S. Patent No. *** and U.S. Patent Application No. *** and any and all U.S. patents and application(s) related thereto, based upon the terms and conditions of which are set forth below; and

WHEREAS, Licensor desires to grant and Licensee desires to accept a non-exclusive license to the Patents in the Licensed Field;

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants and promises herein contained, the receipt and legal sufficiency of which are hereby acknowledged, the Parties have agreed as follows:

ARTICLE I

DEFINITIONS

When used in this Agreement, the terms listed below shall have the following meanings:

1.1                                       “Affiliates” means any Person that controls, is controlled, or is under common control with Licensee, directly or indirectly. For purposes of this definition, “control” and its various inflected forms shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through ownership of voting securities by contract or otherwise.

1.2                                       “Confidential Information” means, collectively and individually, any information, documents, data, or materials of a Party and its Affiliates (the “Disclosing Party”) of any type or kind (including, without limitation, developments, technical data, specifications, designs, ideas, product plans, test information, research and development, personal information, financial information, customer lists, business methods and operations, and marketing programs), whether in paper, electronic, digital, pictorial, ephemeral, visual, audible, or tangible or intangible form, which are proprietary to the Disclosing Party or any of its Affiliates and indicated to be confidential or which, by the nature of the information or the circumstances of their existence or disclosure, the other Party and its Affiliates (the “Receiving Party”) ought reasonably to consider confidential. The term “Confidential Information” shall not include information that is (i) available to the general public other than pursuant to a breach of the provisions of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 3.3 herein; (ii) lawfully received by either Party from a third person who, to the knowledge of such Receiving Party, is or was not bound in a confidential relationship to the Disclosing Party; (iii) already in the possession of the Receiving Party, as evidenced in writing, without obligation to the Disclosing Party to keep such information confidential; (iv) necessary for the purpose of enforcement of this Agreement; or (v) required by law or judicial or regulatory order to be disclosed; provided further, however, that to the extent practicable and legally permissible, the Party making the disclosure in compliance with such law or order shall first have given notice to the Disclosing Party and made a commercially reasonable effort to assist the Disclosing Party to obtain a protective order requiring that any disclosed Confidential Information be used only for the purposes required by such law or for which such order was issued. Any expenses incurred by the Receiving Party to assist the Disclosing Party in obtaining a protective order shall be paid by the Disclosing Party.

1.3                                       “Intellectual Property Rights’’ means any and all rights existing now or in the future under patent law, copyright law, industrial design rights law, moral rights law, know-how, trade secret law. trademark law, unfair competition law, publicity rights law, privacy rights law, and any and all similar proprietary rights, and any and all renewals, extensions, and restorations thereof, now or hereafter in force and effect worldwide.

1.4                                       “Licensed Field” means the field of 200 mg ribavirin dosage form manufactured in accordance with Licensee’s Abbreviated New Drug Application Nos. 077224 (200 mg capsules) and 077094 (200 mg tablets) and any other Zydus ANDA that may be approved with respect to a 200 mg ribavirin dosage form.

1.5                                       “Patents” means: (a) any and all of the U.S. patents and patent applications which are listed on Schedule A; (b) any patent issuing as a result of the foregoing applications; (c) any patent issuing as a result of a re-examination or reissue proceeding of any of the foregoing patent applications or subsequently issued patent; (d) renewals, extensions and certificates of corrections of any of the subsequently issued patent; and (e) continuations, continuations-in-part, or divisional applications.

1.6                                       “Person” means any individual, partnership, corporation, limited liability company or other entity.

1.7                                       “Product” means 200 mg ribavirin dosage forms.

1.8                                       “Territory” means the United Slates of America.

ARTICLE II

LICENSE GRANTED

2.1                                       License. Subject to the terms and conditions as set forth herein, Licensor hereby grants to Licensee, and its Affiliates, an non-exclusive, royalty free, fully paid up, non-transferable license within the Territory to practice, make, have made, use, sell, offer for sale and import inventions claimed in the Patents, within the Licensed Field for the Product (collectively, the “License”). Except for as provided in Section 2.2, Licensee has no light to grant sublicenses to the License.

2.2                                       Incidental Sublicenses. Licensee may grant nontransferable, personal, royalty-free. nonexclusive sublicenses (without any further right to sublicense) to any Person for the purpose of allowing that Person to provide to Licensee any equipment or services to allow Licensee to exercise its rights under the License.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.3                                       Intellectual Property. Subject to the License, Licensee hereby acknowledges and agrees that all Intellectual Properly Rights relating to the Patents belong exclusively to Licensor. Licensee agrees not to challenge any ownership rights of Licensor in and to the Patents or the validity of the rights and license being granted herein for the term of this Agreement.

ARTICLE III

WARRANTIES AND COVENANTS

3.1                                       Licensor Representations and Warranties. Licensor represents and warrants as of the Effective Date that it has not entered into any other agreement, license or understanding with another Person that conflicts with this Agreement and the grant of the License in Article II, Licensor does not warrant the validity of the Patents or that practice under such Patents shall be free of infringements. LICENSEE HEREBY ACKNOWLEDGES AND AGREES THAT THE INTELLECTUAL PROPERTY RIGHTS RELATING TO THE PATENTS ARE PROVIDED “AS IS”, AND THAT LICENSOR MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SAFETY. EFFECTIVENESS, OR COMMERCIAL VIABILITY OF THE PRODUCT, LICENSOR DISCLAIMS ALL WARRANTIES WITH REGARD TO THE PATENTS, INCLUDING, BUT NOT LIMITED TO, ALL WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE AND INFRINGEMENT. LICENSOR SHALL NOT BE LIABLE TO LICENSEE FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL, AND CONSEQUENTIAL DAMAGES, ATTORNEYS AND EXPERTS’ FEES, AND COURT COSTS (EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THE LICENSE, THE PATENTS OR THE PRODUCT.

3.2                                       Compliance with Laws. In performing its obligations as contained in this Agreement and exercising its rights under the License, Licensee shall comply with all applicable requirements of federal, state and local laws, ordinances, administrative rules and regulations, including without limitation such rules and regulations promulgated by the U.S. Food and Drug Administration.

3.3                                       Confidentiality. Each Party receiving Confidential Information covenants to (i) use Confidential Information of the other Party solely to fulfill its obligations and/or exploit its rights under this Agreement, (ii) limit the disclosure, publication or dissemination of such Confidential Information to those employees, officers, directors, other Affiliates, professional advisors or independent contractors of such Party (collectively “Related Parties”) that have a need to know it (or could reasonably be expected to need to know it for the purposes of this Agreement), (iii) advise such Related Parties of the confidential nature of such Confidential Information, (iv) use the same care and discretion to avoid disclosure, publication or dissemination of such Confidential Information outside of such Related Parties as such Party employs with similar information of its own which it does not desire to publish, disclose or disseminate and (v) be liable to the other Party hereto for any use or disclosure of such Confidential Information by such Related Parties that is in violation of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE IV

VALIDITY, PRESERVATION AND ENFORCEMENT

4.1                                       Control of Actions. Licensor shall promptly advise Licensee if it becomes aware of any infringement of the Patents by any other Person or any matter which comes to its attention which may affect the prosecution or maintenance of the Patents. The parties hereby acknowledge and agree that Licensor shall have sole control over and responsibility for any action that it may choose to file to enforce its rights under the Patents. Licensee shall cooperate with Licensor, at Licensor’s expense, in the investigation of any apparent infringement by others, and agrees to cooperate with and assist licensor, at Licensor’s expense, in any such legal action or proceedings for the purpose of enforcing Licensor’s rights under the Patents. In the event that a declaratory judgment action alleging invalidity of the Patents shall be brought against Licensee, Licensor, at its sole option, shall have the right to intervene and take over the sole defense of the action at its own expense.

ARTICLE V

TERM AND TERMINATION; INDEMNIFICATION

5.1                                       Term. The term of this Agreement shall commence as of the Effective Date and shall continue until U.S. Patent No. *** has expired or been abandoned, or found invalid or unenforceable by a court of law of last resort, unless earlier terminated in accordance with this Article V (“Term”).

5.2                                       Termination by Licensor. If Licensee materially breaches its obligations under this Agreement, Licensor may terminate this Agreement by giving Licensee written notice of default (“Notice of Default”) that specifies in reasonable detail the nature of the alleged material breach. Licensee shall have a *** day grace period after its receipt of the Notice of Default (“Grace Period”) to correct or cure any material breach specified therein. If the breach by Licensee is not corrected within the Grace Period, Licensor shall be entitled to terminate this Agreement immediately upon written notice. The Licensor shall have the right to terminate this Agreement upon immediate written notice to the Licensee upon or after the Licensee’s bankruptcy, Insolvency, dissolution or winding up or assignment for the benefit of creditors, or a petition is filed for any of the foregoing and is not removed within *** days.

5.3                                       Termination by Licensee. If Licensor materially breaches its obligations under this Agreement, or the “Asset Purchase Agreement” executed simultaneous with this Agreement. Licensee may terminate this Agreement by giving Licensor written notice of default (“Notice of Default”) that specifies in reasonable detail the nature of the alleged material breach. Licensor shall have a *** day grace period after its receipt of the Notice of Default (“Grace Period”) to correct or cure any material breach specified therein. If the breach by Licensor is not corrected within the Grace Period, Licensee shall be entitled to terminate this Agreement immediately upon written notice. Licensee shall have the right to terminate this Agreement upon immediate written notice to the Licensor upon or after the licensor’s bankruptcy, insolvency, dissolution or winding up or assignment for the benefit of creditors, or a petition is filed for any of the foregoing and is not removed within *** days.

5.4                                       Indemnification by Licensee. Licensee, and its Affiliates, shall indemnify and hold Licensor and its Affiliates and its respective agents (collectively, the “Licensor Group”) harmless from and against all damages, losses, obligations, liabilities, claims, actions or causes of action sustained or suffered by the Licensor Group (including reasonable attorneys fees and costs), or any member thereof,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

as a result of or arising from (i) any breach of any representation, warranty or covenant of the Licensee contained or made in this Agreement and (ii) any product liability or other lawsuit, claim, demand or other action in connection with the Product or the use or application of the Product, or any recall of the Product.

5.5                                       Indemnification by Licensor. Licensor, and its Affiliates, shall indemnify and hold Licensee and its Affiliates and its respective agents (collectively, the “Licensee Group”) harmless from and against all damages, losses, obligations, liabilities, claims, actions or causes of action sustained or suffered by the Licensee Group (including reasonable attorneys fees and costs), or any member thereof, as a result of or arising from any breach of any representation, warranty or covenant of the Licensor contained or made in this Agreement.

ARTICLE VI

GENERAL

6.1                                       Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law principles thereof. Any dispute arising under this Agreement shall be definitively and finally resolved by arbitration and judgment upon any award of arbitration may be entered in any court having jurisdiction thereof. Such arbitration shall be held in New York City and be in accordance with the rules of the American Arbitration Association. Nothing in this Section 6.1 will prevent either party from seeking interim injunctive or equitable relief against the other party in the courts having jurisdiction over the other party.

6.2                                       Severability. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity, or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby, and the remainder of the provisions of this Agreement shall remain in full force and effect.

6.3                                       No Disclosure. The terms of this Agreement are confidential and no press release or other written or oral disclosure of any nature regarding the terms of this Agreement shall be made by either party without the other party’s prior written approval; however, approval for such disclosure shall be deemed given to the extent such disclosure is required to comply with governmental regulation.

6.4                                       Modification. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party (or such party’s duly authorized agent) against whom enforcement of any such modification or amendment is sought, Either party may, only by an instrument in writing, waive compliance by the other party regarding any term or provision of this Agreement, The waiver by a party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

6.5                                       Relationship of Parties. The parties are independent contractors, Nothing stated in this Agreement shall be deemed to create the relationship of partners, joint venturers, employee-employer or franchiser-franchisee between the parties hereto.

6.6                                       Notices. Any notices or communication under this Agreement shall be in writing and shall be hand delivered or sent by certified mail, return receipt requested, or by overnight courier, or by confirmed facsimile transmission to the party receiving such communication at the address set forth on the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

first page of the Agreement, or such other address as either party may in the future specify to the other party.

6.7                                       Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

6.8                                       Entire Agreement. This Agreement and the Schedules thereto contain the entire agreement between the parties with respect to the subject matter hereof, and there are no agreements or understandings between the parties as to this subject matter other than those set forth or referred to herein or therein.

6.9                                       Successors and Assigns. This Agreement shall inure to the benefit and be binding upon the Parties and their respective successors and assigns, including without limitation, any successor of the Licensee’s business regardless of whether such succession is by virtue of merger, consolidation, sale or similar transaction. The Parties agree that the rights granted to Licensee under this Agreement arc personal to Licensee, and therefore Licensee may not transfer, assign, sublicense or delegate these lights to any other party or parties without the prior written consent of Licensor. Any purported assignment or delegation without Licensor’s prior written consent shall be void.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the parties have each duly executed and delivered this Agreement as of the Effective Date.

LICENSOR:

THREE RIVERS PHARMACEUTICALS, LLC

By:	/s/ Paul F. Fagan
Name:	Paul F. Fagan, J.D., CPA
Title:	Executive Vice President/General Counsel

LICENSEE:

ZYDUS PHARMACEUTICALS USA, INC.

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	CEO

CADILA HEALTHCARE LIMITED

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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